UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016

Colony Starwood Homes

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ (Address of principal	85255 (Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(480) 362-9760

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2016, Colony Starwood Homes ("CSH") through an indirect, wholly-owned subsidiary entered into a Fourth Amendment (the "Fourth Amendment") to that certain Amended and Restated Master Loan and Security Agreement dated as of June 13, 2014, by and among Starwood Waypoint Borrower, LLC, the lenders from time to time party thereto, Citibank, N.A., as administrative agent to the lenders and Wells Fargo Bank, N.A., as calculation agent and paying agent (such agreement, the “Legacy SWAY Credit Agreement”).  The Fourth Amendment extends the maturity date of the Legacy SWAY Credit Agreement to June 15, 2017 or if the extension period is exercised in accordance with Section 3.05(f), February 5, 2018.

On December 16, 2016, CSH through certain indirect, wholly-owned subsidiaries entered into an Amendment No. 1 (“Amendment No. 1”) to that certain Second Amended and Restated Revolving Credit Agreement dated July 14, 2015 by and among ColFin AH Finance Masterco, LLC, as guarantor, ColFin AH Finance Holdco, LLC, as guarantor and as representative for all of the Borrowers thereunder, the borrowers party thereto from time to time (the “Borrowers”), Wells Fargo Bank, N.A., as Calculation Agent and as Paying Agent, JPMorgan Chase Bank, National Association, as Lead Arranger, as a Lender and as agent for each Lender thereunder (such agreement, the “Legacy CAH Credit Agreement”). Amendment No. 1 provides for the Scheduled Maturity Date of the Legacy CAH Credit Agreement to coincide with the maturity date of the Legacy SWAY Credit Agreement on June 15, 2017.

The foregoing summaries of the Fourth Amendment and Amendment No. 1 are not complete and are qualified in their entirety by the full text of the Fourth Amendment and Amendment No. 1, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

99.1Fourth Amendment dated December 16, 2016 to the Amended and Restated Master Loan and Security Agreement dated June 13, 2014

99.2Amendment No. 1 dated December 16, 2016 to the Second Amended and Restated Revolving Credit Agreement dated July 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY STARWOOD HOMES
Dated: December 21, 2016	By:	/s/ Ryan A. Berry
	Name:	Ryan A. Berry
	Title:	General Counsel

Exhibit Index

99.1Fourth Amendment dated December 16, 2016 to the Amended and Restated Master Loan and Security Agreement dated June 13, 2014

99.2Amendment No. 1 dated December 16, 2016 to the Second Amended and Restated Revolving Credit Agreement dated July 14, 2015